(LOGO)                                                           EXHIBIT 10.132


                                 LOAN AGREEMENT

First Union National Bank
214 North Hogan Street - FL0070
Jacksonville, Florida 32202
(Hereinafter referred to as the "Bank")

Bluegreen Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts Management, Inc.
f/k/a RDI Resort Services Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Holding Corporation (Texas)
4960 Blue Lake Drive
Boca Raton, Florida 33431

Properties of the Southwest One, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Properties of the Southwest, L.P.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Asset Management Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Carolina Land, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of Montana
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of Tennessee
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of the Rockies
4960 Blue Lake Drive
Boca Raton, Florida 33431


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Bluegreen Properties of Virginia, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Communities, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts International, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Carolina National Golf Club, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Leisure Capital Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Properties of the West, Inc.
f/k/a Properties of the West, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

BG/RDI Acquisition Corp.
4960 Blue Lake Drive
Boca Raton, Florida 33431

RDI Group, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Dellona Enterprises, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts of Florida, Inc.
f/k/a Resort Development International, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Vacations Unlimited, Inc.
f/k/a RDI Resources, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

(INDIVIDUALLY AND COLLECTIVELY "BORROWER")

This Loan Agreement ("Agreement") is entered into September 23, 1998, by and between Bank and Borrower.

Borrower has applied to Bank for a loan or loans (individually and collectively, the "Loan") evidenced by one or more promissory notes (whether one or more, the "Note") as follows:

Line of Credit - in the principal amount of $5,000,000.00 which is evidenced by the Promissory Note dated September 23, 1998 ("Line of Credit Note"), under which Borrower may borrow, repay, and reborrow, from time to time, so long as the total indebtedness outstanding at any one time does not exceed the principal amount minus the sum of (i) the amount available to be drawn plus (ii) the amount of unreimbursed drawings under all letters of credit issued by Bank for the account of Borrower. The Loan proceeds are to be used by Borrower solely for working capital and to issue letters of credit from time to time. The total amount of letters of credit to be issued under the Line of Credit Note shall not exceed $1,000,000.00 at any time nor have maturities greater than July 31, 1999. Bank's obligation to advance or readvance under the Line of Credit Note shall terminate if Borrower is in Default under the Line of Credit Note.

This Agreement applies to the Loan and all Loan Documents. The terms "Loan Documents" and "Obligations," as used in this Agreement, are defined in the Note. The term "Borrower" shall include its Subsidiaries and Affiliates. As used in this Agreement as to Borrower, "Subsidiary" shall mean any corporation of which more than 50% of the issued and outstanding voting stock is owned directly or indirectly by Borrower. As to Borrower, "Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, except that the term "debtor" therein shall be substituted by the term "Borrower" herein.

Relying upon the covenants, agreements, representations and warranties contained in this Agreement, Bank is willing to extend credit to Borrower upon the terms and subject to the conditions set forth herein, and Bank and Borrower agree as follows:

REPRESENTATIONS. Borrower represents that from the date of this Agreement and until final payment in full of the Obligations: ACCURATE INFORMATION. All information now and hereafter furnished to Bank is and will be true, correct and complete. Any such information relating to Borrower's financial condition will accurately reflect Borrower's financial condition as of the date(s) thereof, (including all contingent liabilities of every type), and Borrower further represents that its financial condition has not changed materially or adversely since the date(s) of such documents. AUTHORIZATION; NON-CONTRAVENTION. The execution, delivery and performance by Borrower and any guarantor, as applicable, of this Agreement and other Loan Documents to which it is a party are within its power, have been duly authorized by all necessary action taken by the duly authorized officers of Borrower and any guarantors and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of Borrower and any guarantors; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower or any guarantor, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower or any guarantor, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the Loan Documents) on any of Borrower's or guarantor's assets, or (iii) give cause for the acceleration of any obligations of Borrower or any guarantor to any other creditor. ASSET OWNERSHIP. Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements supplied Bank by Borrower, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except as otherwise disclosed in the Borrower's Form 10-Q for the period ended June 28, 1998 ("Permitted Liens"). To Borrower's knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to Borrower's present rights in its properties and assets have arisen. DISCHARGE OF LIENS AND TAXES. Borrower has duly filed, paid and/or discharged all taxes or other claims which may become a lien on any of its property or assets, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained. SUFFICIENCY OF CAPITAL. Borrower is not, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by Borrower in connection with the Loan, will not be, insolvent within the meaning of 11 U.S.C. ss. 101(32). COMPLIANCE WITH LAWs. Borrower is in compliance in all respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. ss. 3617, ET SEQ.) or narcotics (including 21 U.S.C.ss. 801, ET SEq.) and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable. ORGANIZATION AND AUTHORITY. Each corporate or limited liability company


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Borrower and any guarantor, as applicable, is duly created, validly existing and in good standing under the laws of the state of its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted. Each corporate or limited liability company Borrower and any guarantor, if any, is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of Borrower or any such guarantor. NO LITIGATION. There are no pending or threatened suits, claims or demands against Borrower or any guarantor that have not been disclosed to Bank by Borrower in writing. ERISA. Each employee pension benefit plan, as defined in ERISA, maintained by Borrower meets, as of the date hereof, the minimum funding standards of ERISA and all applicable regulations thereto and requirements thereof, and of the Internal Revenue Code of 1954, as amended. No "Prohibited Transaction" or "Reportable Event" (as both terms are defined by ERISA) has occurred with respect to any such plan.

AFFIRMATIVE COVENANTS. Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will: BUSINESS CONTINUITY. Conduct its business in substantially the same manner and locations as such business is now and has previously been conducted. MAINTAIN PROPERTIES. Maintain, preserve and keep its property in good repair, working order and condition, making all needed replacements, additions and improvements thereto, to the extent allowed by this Agreement. ACCESS TO BOOKS & RECORDS. Allow Bank, or its agents, during normal business hours, access to the books, records and such other documents of Borrower as Bank shall reasonably require, and allow Bank to make copies thereof at Bank's expense. INSURANCE. Maintain adequate insurance coverage with respect to its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses including, without limitation, commercial general liability insurance, workers compensation insurance, and business interruption insurance; all acquired in such amounts and from such companies as Bank may reasonably require. NOTICE OF DEFAULT AND OTHER NOTICES. (a) Notice of Default. Furnish to Bank immediately upon becoming aware of the existence of any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto. (b) Other Notices. Promptly notify Bank in writing of (i) any material adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any indebtedness owing by Borrower; (iii) any material adverse claim against or affecting Borrower or any part of its properties; (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental agency or unit affecting Borrower; and (v) at least 30 days prior thereto, any change in Borrower's name or address as shown above, and/or any change in Borrower's structure. COMPLIANCE WITH OTHER AGREEMENTS. Comply with all terms and conditions contained in this Agreement, and any other Loan Documents, and swap agreements, if applicable, as defined in the Note. PAYMENT OF DEBTS. Pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which Borrower in good faith disputes. REPORTS AND PROXIES. Deliver to Bank, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by Borrower to stockholders, and all regular or periodic reports required to be filed by Borrower with any governmental agency or authority. OTHER FINANCIAL INFORMATION. Deliver promptly such other information regarding the operation, business affairs, and financial condition of Borrower which Bank may reasonably request. NON-DEFAULT CERTIFICATE FROM BORROWER. Deliver to Bank, with the Financial Statements required herein, a certificate signed by Borrower, if Borrower is an individual, or by a principal financial officer of Borrower warranting that no "Default" as specified in the Loan Documents nor any event which, upon the giving of notice or lapse of time or both, would constitute such a Default, has occurred. ESTOPPEL CERTIFICATE. Furnish, within 15 days after request by Bank, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations.


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NEGATIVE COVENANTS. Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will not: DEFAULT ON OTHER CONTRACTS OR OBLIGATIONS. Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed. JUDGMENT ENTERED. Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower. GOVERNMENT INTERVENTION. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of Borrower or any guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired. PREPAYMENT OF OTHER DEBT. Retire its $110,000,000.00 Senior Secured Notes due April 1, 2008 in advance of its legal obligation to do so. RETIRE OR REPURCHASE CAPITAL STOCK. Retire or otherwise acquire any of its capital stock.

FINANCIAL COVENANTS. Borrower, on a consolidated Basis, agrees to the following provisions from the date hereof until final payment in full of the Obligations, unless Bank shall otherwise consent in writing: ADJUSTED TANGIBLE NET WORTH. Borrower shall, at all times, maintain an Adjusted Tangible Net Worth of at least $85,000,000.00. "Adjusted Tangible Net Worth" shall mean the total assets minus total liabilities. For purposes of this computation, the aggregate amount of any intangible assets of Borrower including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, and brand names, shall be subtracted from total assets, and total liabilities shall exclude debt subordinated to Bank. ADJUSTED TOTAL LIABILITIES TO ADJUSTED TANGIBLE NET WORTH RATIO. Borrower shall, at all times, maintain a ratio of Adjusted Total Liabilities to Adjusted Tangible Net Worth of not more than 2.00 to 1.00. For purposes of this computation, "Adjusted Total Liabilities" shall mean the sum of total liabilities, including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of a balance sheet, in accordance with generally accepted accounting principles applied on a consistent basis, excluding debt subordinated to Bank. DEPOSIT RELATIONSHIP. Borrower shall maintain its primary depository account with Bank. COMPLIANCE CERTIFICATE. Borrower shall furnish Bank with a quarterly covenant compliance certificate demonstrating Borrower's compliance with the above Financial Covenants.

ANNUAL FINANCIAL STATEMENTS. Borrower shall deliver to Bank, within 90 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated and consolidating basis and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. All such statements shall be examined by an independent certified public accountant acceptable to Bank. The opinion of such independent certified public accountant shall not be acceptable to Bank if qualified due to any limitations in scope imposed by Borrower or its Subsidiaries, if any. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank's approval.

PERIODIC FINANCIAL STATEMENTS. Borrower shall deliver to Bank unaudited management-prepared quarterly financial statements, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, as soon as available and in any event within 45 days after the close of each such period; all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. Such statements shall be certified as to their correctness by a principal financial officer of Borrower and in each case, if audited statements are required, subject to audit and year-end adjustments.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

YEAR 2000 COMPATIBILITY. Borrower shall take all action necessary to assure that Borrower's computer based systems are able to operate and effectively process data including dates on and after January 1, 2000. At the request of Bank, Borrower shall provide Bank assurance acceptable to Bank of Borrower's Year 2000 compatibility.

CONDITIONS PRECEDENT. The obligations of Bank to make the Loan and any advances pursuant to this Agreement are subject to the following conditions precedent:
ADDITIONAL DOCUMENTS. Receipt by Bank of such additional supporting documents as Bank or its counsel may reasonably request. OPINION OF COUNSEL. On or prior to the date of any borrowing hereunder, Bank shall have received a written opinion of the counsel of Borrower acceptable to Bank that includes confirmation of the following: (a) The accuracy of the representations set forth in this Agreement in the Representations Subparagraphs entitled "Authorization; Non-Contravention"; "Compliance with Laws", and "Organization and Authority". (b) This Agreement and other Loan Documents have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their terms. (c) No registration with, consent of, approval of, or other action by, any federal, state or other governmental authority or regulatory body to the execution and delivery of this Agreement, the borrowing under this Agreement or other Loan Documents, is required by law, or, if so required, such registration has been made, and consent or approval given or such other appropriate action taken. (d) The Loan is not usurious. (e) The Loan Documents create the priority of lien on or security interest in the Collateral (as defined in the Loan Documents) that is contemplated by the Loan Documents.

IN WITNESS WHEREOF, Borrower and Bank, on the day and year first written above, have caused this Agreement to be executed under seal.

                           Bluegreen Corporation

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, Senior Vice President

                           Bluegreen Resorts Management, Inc.

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Resorts, Inc.

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Holding Corporation (Texas)

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Properties of the Southwest One, Inc.

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, Executive Vice President

                           Properties of the Southwest, L.P.
                           By:  Properties of the Southwest One, Inc.,
                           its:  General Partner

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, Executive Vice President

                           Bluegreen Asset Management Corporation

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Carolina Land, Inc.

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Corporation of Montana

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Corporation of Tennessee

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Corporation of the Rockies

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Corporation of Virginia, Inc.

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Communities, Inc.

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Resorts International, Inc.

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau,  President

                           Carolina National Golf Club, Inc.

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau,  President

                           Leisure Capital Corporation

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Properties of the West, Inc.

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           BG/RDI Acquisition Corp.

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           RDI Group, Inc.

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, Secretary

                           Dellona Enterprises, Inc.

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, Secretary

                           Bluegreen Resorts of Florida, Inc.

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, Secretary

                           Bluegreen Vacations Unlimited, Inc.

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau,  President

                           First Union National Bank

CORPORATE                  By: /s/ KAREN LEIKERT
SEAL                           ------------------------------------------------
                               Karen Leikert, Vice President

(LOGO)                                                           EXHIBIT 10.132


                                PROMISSORY NOTE

                                                             September 23, 1998

              $5,000,000.00

Bluegreen Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts Management, Inc.
f/k/a RDI Resort Services Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Holding Corporation (Texas)
4960 Blue Lake Drive
Boca Raton, Florida 33431

Properties of the Southwest One, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Properties of the Southwest, L.P.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Asset Management Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Carolina Land, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of Montana
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of Tennessee
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of the Rockies
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Properties of Virginia, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Communities, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts International, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Carolina National Golf Club, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Leisure Capital Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Properties of the West, Inc.
f/k/a Properties of the West, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

BG/RDI Acquisition Corp.
4960 Blue Lake Drive
Boca Raton, Florida 33431

RDI Group, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Dellona Enterprises, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts of Florida, Inc.
f/k/a Resort Development International, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Vacations Unlimited, Inc.
f/k/a RDI Resources, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431
(INDIVIDUALLY AND COLLECTIVELY "BORROWER"))

First Union National Bank
214 North Hogan Street - FL0070
Jacksonville, Florida 32202
(HEREINAFTER REFERRED TO AS THE "BANK")

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, at its office indicated above or wherever else Bank may specify, the sum of Five Million and No/100 Dollars ($5,000,000.00) or such sum as may be advanced and outstanding from time to time with interest on the unpaid principal balance at the rate and on the terms provided in this Promissory Note (including all renewals, extensions or modifications hereof, this "Note").

INTEREST RATE. Interest shall accrue on the unpaid principal balance of this Note from the date hereof at the LIBOR Market Index Rate plus 1.5% as that rate may change from day to day in accordance with changes in the LIBOR Market Index Rate ("Interest Rate"). "LIBOR Market Index Rate", for any day, is the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source or interbank quotation).

DEFAULT RATE. In addition to all other rights contained in this Note, if a Default (defined herein) occurs and as long as a Default continues, all outstand~ing Obligations shall bear interest at the Interest Rate plus 3% ("Default Rate"). The Default Rate shall also apply from acceleration until the Obligations or any judgment thereon is paid in full.

INTEREST AND FEE(S) COMPUTATION. (ACTUAL/360). Interest and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective yield by taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. Application of the Actual/360 Computation produces an annualized effective rate exceeding that of the nominal rate.

REPAYMENT TERMS. This Note shall be due and payable in consecutive monthly payments of accrued interest only commencing on October 23, 1998, and on the same day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on July 31, 1999.

APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. If a Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank.

If any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

DEFINITIONS. LOAN DOCUMENTS. The term "Loan Documents" used in this Note and other Loan Documents refers to all documents executed in connection with the loan evidenced by this Note and any prior notes which evidence all or any portion of the loan evidenced by this Note, and may include, without limitation, a commitment letter that survives closing, a loan agreement, this Note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ss. 101). OBLIGATIONs. The term "Obligations" used in this Note refers to any and all indebtedness and other obligations under this Note, all other obligations under any other Loan Document(s), and all obligations under any swap agreements as defined in 11 U.S.C. ss. 101 between Borrower and Bank whenever executed. CERTAIN OTHER TERMs. All terms that are used but not otherwise defined in any of the Loan Documents shall have the definitions provided in the Uniform Commercial Code.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to Bank a late charge equal to 5% of each payment past due for 10 or more days.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

If this Note is secured by owner-occupied residential real property located outside the state in which the office of Bank first shown above is located, the late charge laws of the state where the real property is located shall apply to this Note and the late charge shall be the highest amount allowable under such laws. If no amount is stated thereunder, the late charge shall be 5% of each payment past due for 10 or more days.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of Bank's reasonable expenses incurred to enforce or collect any of the Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by Bank in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

DEFAULT. If any of the following occurs, a default ("Default") under this Note shall exist: NONPAYMENT; NONPERFORMANCE. The failure of timely payment or performance of the Obligations or Default under this Note or any other Loan Documents. FALSE WARRANTY. A warranty or representation made or deemed made in the Loan Documents or furnished Bank in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false. CROSS DEFAULT. At Bank's option, any default in payment or performance of any obligation under any other loans, contracts or agreements of Borrower, any Subsidiary or Affiliate of Borrower, any general partner of or the holder(s) of the majority ownership interests of Borrower with Bank or its affiliates ("Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, except that the term "debtor" therein shall be substituted by the term "Borrower" herein; "Subsidiary" shall mean any business in which Borrower holds, directly or indirectly, a controlling interest). CESSATION; BANKRUPTCY. The death of, appointment of guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against the Borrower, its Subsidiaries or Affiliates, if any, or any general partner of or the holder(s) of the majority ownership interests of Borrower, or any party to the Loan Documents. MATERIAL CAPITAL STRUCTURE OR BUSINESS ALTERATION. Without prior written consent of Bank, (i) a material alteration in the kind or type of Borrower's business or that of Borrower's Subsidiaries or Affiliates, if any; (ii) the sale of substantially all of the business or assets of Borrower, any of Borrower's Subsidiaries or Affiliates or guarantor or a material portion (10% or more) of such business or assets if such a sale is outside the ordinary course of business of Borrower, or any of Borrower's Subsidiaries or Affiliates or any guarantor or more than 50% of the outstanding stock or voting power of or in any such entity in a single transaction or a series of transactions; (iii) the acquisition of substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity; or (iv) should any Borrower, or any of Borrower's Subsidiaries or Affiliates or any guarantor enter into any merger or consolidation.

REMEDIES UPON DEFAULT. If a Default occurs under this Note or any Loan Documents, Bank may at any time thereafter, take the following actions: BANK LIEN. Foreclose its security interest or lien against Borrower's accounts without notice. ACCELERATION UPON DEFAULT. Accelerate the maturity of this Note and all other Obligations, and all of the Obligations shall be immediately due and payable. CUMULATIVE. Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

YEAR 2000 COMPATIBILITY. Borrower shall take all action necessary to ensure that Borrower's computer based systems are able to operate and effectively process data including dates on and after January 1, 2000. At the request of Bank, Borrower shall provide Bank assurance acceptable to Bank of Borrower's Year 2000 compatibility.

LINE OF CREDIT ADVANCES. Borrower may borrow, repay and reborrow, and Bank may advance and readvance under this Note respectively from time to time until the maturity hereof (each an "Advance" and together the "Advances"), so long as the total indebtedness outstanding under this Note at any one time does not exceed the principal amount stated on the face of this Note minus the sum of (i) the amount available to be drawn plus (ii) the amount of unreimbursed drawings under all letters of credit issued by Bank for the account of Borrower. The total amount of letters of credit to be issued under the Line of Credit Note shall not exceed $1,000,000.00 at any time. Bank's obligation to make Advances under this Note shall terminate if Borrower is in Default or a representation in any of the Loan Documents is false or has become false. As of the date of each proposed Advance, Borrower shall be deemed to represent that each representation made in the Loan Documents is true as of such date. 45-DAY PAYOUT. During the term of the Note, Borrower agrees to pay down the outstanding balance to a maximum of $100.00 for 45 consecutive days annually.

If Borrower subscribes to Bank's cash management services and such services are applicable to this line of credit, the terms of such service shall control the manner in which funds are transferred between the applicable demand deposit account and the line of credit for credit or debit to the line of credit.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Each Borrower or any person liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that Bank may extend, modify or renew this Note or make a novation of the loan evidenced by this Note for any period and grant any releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any other Borrower or any other person liable under this Note or other Loan Documents, all without notice to or consent of each Borrower or each person who may be liable under this Note or other Loan Documents and without affecting the liability of Borrower or any person who may be liable under this Note or other Loan Documents.

MISCELLANEOUS PROVISIONS. ASSIGNMENT. This Note and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Note and other Loan Documents are freely assignable, in whole or in part, by Bank. In addition, nothing in this Note or any of the Loan Documents shall prohibit Bank from pledging or assigning this Note or any of the Loan Documents or any interest therein to any Federal Reserve Bank.
Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrower to assign without Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS. This Note and other Loan Documents shall be governed by and construed under the laws of the state named in Bank's address shown above without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of the loan agreement or any commitment letter that survives closing, the terms of this Note shall control. BORROWER'S ACCOUNTS. Except as prohibited by law, Borrower grants Bank a security interest in all of Borrower's accounts with Bank and any of its affiliates. JURISDICTION. Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state named in Bank's address shown above. SEVERABILITY. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. NOTICES. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. PLURAL; CAPTIONS. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. BINDING CONTRACT. Borrower by execution of and Bank by acceptance of this Note agree that each party is bound to all terms and provisions of this Note. ADVANCES. Bank in its sole discretion may make other Advances under this Note pursuant hereto. POSTING OF PAYMENTS. All payments received during normal banking hours after 2:00 p.m. local time at the office of Bank first shown above shall be deemed received at the opening of the next banking day. JOINT AND SEVERAL OBLIGATIONS. Each Borrower is jointly and severally obligated under this Note. FEES AND TAXES. Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. SPECIAL RULES. All arbitration hearings shall be conducted in the city named in the address of Bank first stated above. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 ET SEQ. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein. PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property;
(iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. WAIVER OF EXEMPLARY DAMAGES. The parties agree that they shall not have a remedy of punitive or exemplary damages against other parties in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially. WAIVER OF JURY TRIAL. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.

IN WITNESS WHEREOF, Borrower, on the day and year first above written, has caused this Note to be executed under seal.

                           Bluegreen Corporation
                           Taxpayer Identification Number: 03-0300793

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, Senior Vice President

                           Bluegreen Resorts Management, Inc.
                           Taxpayer Identification Number:  65-0520217

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Resorts, Inc.
                           Taxpayer Identification Number:  65-0520212

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Holding Corporation (Texas)
                           Taxpayer Identification Number:  65-0796382

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Properties of the Southwest One, Inc.
                           Taxpayer Identification Number:  03-0315835

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, Executive Vice President

                           Properties of the Southwest, L.P.
                           By:  Properties of the Southwest One, Inc.,
                           its:  General Partner
                           Taxpayer Identification Number:  65-0796380

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, Executive Vice President

                           Bluegreen Asset Management Corporation
                           Taxpayer Identification Number:  03-0325365

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Carolina Land, Inc.
                           Taxpayer Identification Number:  03-0317601

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Corporation of Montana
                           Taxpayer Identification Number:  81-0400702

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Corporation of Tennessee
                           Taxpayer Identification Number:  03-0316460

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Corporation of the Rockies
                           Taxpayer Identification Number:  65-0349373

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Corporation of Virginia, Inc.
                           Taxpayer Identification Number:  52-1752664

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Communities, Inc.
                           Taxpayer Identification Number:  65-0484313

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Resorts International, Inc.
                           Taxpayer Identification Number:  65-0803615

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau,  President

                           Carolina National Golf Club, Inc.
                           Taxpayer Identification Number:  62-1667685

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau,  President

                           Leisure Capital Corporation
                           Taxpayer Identification Number:  03-0327285

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Properties of the West, Inc.
                           Taxpayer Identification Number:  59-3300205

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           BG/RDI Acquisition Corp.
                           Taxpayer Identification Number:  65-0776572

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, President

                           RDI Group, Inc.
                           Taxpayer Identification Number:  59-2504187

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, Secretary

                           Dellona Enterprises, Inc.
                           Taxpayer Identification Number:  39-1130446

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, Secretary

                           Bluegreen Resorts of Florida, Inc.
                           Taxpayer Identification Number:  59-2151678

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau, Secretary

                           Bluegreen Vacations Unlimited, Inc.
                           Taxpayer Identification Number:  65-0433722

CORPORATE                  By: /s/ PATRICK E. RONDEAU
SEAL                           ------------------------------------------------
                               Patrick E. Rondeau,  President